UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2016

Tesoro Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy		78259-1828
San Antonio, Texas		(Zip Code)
(Address of principal executive offices)

(210) 626-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The Notes and the Indentures

On May 12, 2016, Tesoro Logistics LP (the “Partnership”), a consolidated subsidiary of Tesoro Corporation (the “Company”) and whose general partner, Tesoro Logistics GP, LLC, is a wholly-owned subsidiary of the Company, and its wholly-owned subsidiary Tesoro Logistics Finance Corp. (together with the Partnership, the “Issuers”) closed their previously announced offering (the “Offering”) of $250 million aggregate principal amount of 6.125% Senior Notes due 2021 (the “New 2021 Notes”) and $450 million aggregate principal amount of 6.375% Senior Notes due 2024 (the “2024 Notes” and together with the New 2021 Notes, the “Notes”). The New 2021 Notes represent an additional issuance of 6.125% Senior Notes due 2021 of the Issuers initially issued in an aggregate principal amount of $550,000,000 on August 1, 2013 (the “Existing 2020 Notes” and, together with the New 2021 Notes, the “2021 Notes”). The Offering was made pursuant to the Partnership’s registration statement on Form S-3 (Registration No. 333-211228), which became automatically effective upon filing on May 9, 2016 (the “Registration Statement”).

The New 2021 Notes were issued pursuant an Indenture, dated as of August 1, 2013 (the “2021 Base Indenture”), among the Issuers, the guarantors party thereto and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a supplemental indenture, dated as of May 12, 2016 (the “2021 Supplemental Indenture” and, together with the 2021 Base Indenture, the “2021 Indenture”), among the Issuers, the guarantors named therein (the “Guarantors”) and the Trustee. The New 2021 Notes and the Existing 2021 Notes are treated as a single class of securities under the 2021 Base Indenture and share a single CUSIP. The 2024 Notes were issued under an Indenture, dated May 12, 2016 (the “2024 Indenture” and, together with the 2021 Indenture, the “Indentures”), among the Issuers, the Guarantors and the Trustee. Each of the Indentures contains customary terms, events of default and covenants for an issuer of non-investment grade debt securities. These covenants include limitations on, among other things, making investments, incurring additional indebtedness or issuing preferred units, paying dividends or making distributions on units or redeeming or repurchasing subordinated debt, creating liens, incurring dividend or other payment restrictions affecting subsidiaries, selling assets, merging or consolidating with other entities and entering into transactions with affiliates.

The 2021 Notes accrue interest at a rate per annum equal to 6.125% and will mature on October 15, 2021. Interest on the 2021 Notes is payable semi-annually on April 15 and October 15 of each year, with the next interest payment being due on October 15, 2016. On or after October 15, 2016, the Issuers may on any one or more occasions redeem some or all of the 2021 Notes at a purchase price equal to 104.594% of the principal amount of the 2021 Notes, plus accrued and unpaid interest to the redemption date, if any, such optional redemption prices decreasing to 103.063% on or after October 15, 2017, 101.531% on or after October 15, 2018 and 100.000% on or after October 15, 2019. Prior to October 15, 2016, the Issuers may on any one or more occasions redeem up to 35% of the aggregate principal amount of the 2021 Notes with the net proceeds of certain equity offerings at 106.125% of the aggregate principal amount thereof, plus accrued and unpaid interest to the redemption date, if any. Prior to October 15, 2016, the Issuers may redeem some or all of the 2021 Notes at a make-whole price plus accrued and unpaid interest to the redemption date, if any. If a change of control triggering event occurs, the holders of the 2021 Notes may require the Issuers to purchase for cash all or a portion of their 2021 Notes at a purchase price equal to 101% of the principal amount of the 2021 Notes, plus accrued and unpaid interest to the redemption date, if any.

The 2024 Notes accrue interest at a rate per annum equal to 6.375% and will mature on May 1, 2024. Interest on the 2024 Notes is payable semi-annually on May 1 and November 1 of each year, beginning on November 1, 2016. On or after May 1, 2019, the Issuers may on any one or more occasions redeem some or all of the 2024 Notes at a purchase price equal to 104.781% of the principal amount of the 2024 Notes, plus accrued and unpaid interest to the redemption date, if any, such optional redemption prices decreasing to 103.188% on or after May 1, 2020, 101.594% on or after May 1, 2021 and 100.000% on or after May 1, 2022. Prior to October 15, 2016, the Issuers may on any one or more occasions redeem up to 35% of the aggregate principal amount of the 2021 Notes with the net proceeds of certain equity offerings at 106.125% of the aggregate principal amount thereof, plus accrued and unpaid interest to the redemption date, if any. Prior to May 1, 2019, the Issuers may redeem some or all of the 2024 Notes at a make-whole price plus accrued and unpaid interest to the redemption date, if any. If a change of control triggering event occurs, the holders of the 2024 Notes may require the Issuers to purchase for cash all or a portion of their 2024 Notes at a purchase price equal to 101% of the principal amount of the 2021 Notes, plus accrued and unpaid interest to the redemption date, if any.

The Notes are general senior unsecured obligations of the Issuers and are equal in right of payment with all of the Issuers’ existing and future senior indebtedness including amounts outstanding under the Partnership’s existing notes and the credit facilities. The Notes are senior to any future subordinated indebtedness the Issuers may incur. The Notes are effectively junior to all of the Issuers’ existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness, including amounts outstanding under the Partnership’s credit facilities. The Notes are guaranteed (the “Guarantees”) on a senior unsecured basis by substantially all of the Partnership’s existing and future domestic subsidiaries (except for Finance Corp.) that guarantee other specified indebtedness. The Guarantees are equal in right of payment with the existing and future senior indebtedness of the Guarantors and rank senior to any future subordinated indebtedness the Guarantors may incur. The Guarantees are effectively junior to all existing and future secured indebtedness of the Guarantors to the extent of the value of the collateral securing such indebtedness. The Notes and the Guarantees are structurally junior to the indebtedness and other liabilities of any non-Guarantor subsidiaries of the Partnership.

The foregoing descriptions of the Indentures and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the 2021 Base Indenture (including the form of note attached thereto), which is filed as Exhibit 4.1 hereto, the 2021 Supplemental Indenture, which is filed as Exhibit 4.2 hereto, and the 2024 Indenture (including the form of note attached thereto), which is filed as Exhibit 4.3 hereto, each of which is incorporated by reference herein and is incorporated by reference in its entirety into the Registration Statement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description above under Item 1.01 is incorporated in this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

4.1	The Indenture (including form of note), dated as of August 1, 2013, among Tesoro Logistics LP, Tesoro Logistics Finance Corp., the guarantors named therein and U.S. Bank National Association, as trustee, relating to the 2021 Notes (incorporated by reference to the Partnership’s Current Report on Form 8-K filed on August 2, 2013, File No. 1-35143).

4.2	Fifth Supplemental Indenture, dated as of May 12, 2016, among Tesoro Logistics LP, Tesoro Logistics Finance Corp., the guarantors named therein and U.S. Bank National Association, as trustee, relating to the 2021 Notes (incorporated by reference herein to Exhibit 4.1 to Tesoro Logistics LP’s Current Report on Form 8-K filed on May 12, 2016, File No. 1-35143).

4.3	Indenture (including form of note), dated as of May 12, 2016, among Tesoro Logistics LP, Tesoro Logistics Finance Corp., the guarantors named therein and U.S. Bank National Association, as trustee, relating to the 2024 Notes (incorporated by reference herein to Exhibit 4.2 to Tesoro Logistics LP’s Current Report on Form 8-K filed on May 12, 2016, File No. 1-35143).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 16, 2016

TESORO CORPORATION

By:	/s/ Steven M. Sterin
Steven M. Sterin
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

4.1	The Indenture (including form of note), dated as of August 1, 2013, among Tesoro Logistics LP, Tesoro Logistics Finance Corp., the guarantors named therein and U.S. Bank National Association, as trustee, relating to the 2021 Notes (incorporated by reference to the Partnership’s Current Report on Form 8-K filed on August 2, 2013, File No. 1-35143).

4.2	Fifth Supplemental Indenture, dated as of May 12, 2016, among Tesoro Logistics LP, Tesoro Logistics Finance Corp., the guarantors named therein and U.S. Bank National Association, as trustee, relating to the 2021 Notes (incorporated by reference herein to Exhibit 4.1 to Tesoro Logistics LP’s Current Report on Form 8-K filed on May 12, 2016, File No. 1-35143).

4.3	Indenture (including form of note), dated as of May 12, 2016, among Tesoro Logistics LP, Tesoro Logistics Finance Corp., the guarantors named therein and U.S. Bank National Association, as trustee, relating to the 2024 Notes (incorporated by reference herein to Exhibit 4.2 to Tesoro Logistics LP’s Current Report on Form 8-K filed on May 12, 2016, File No. 1-35143).